                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                          Distribution Date:       11/15/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes

                  Class A Principal Payment                                0.00
                  Class B Principal Payment                                0.00
                  Class C Principal Payment                                0.00
                           Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

                  Class A Principal Payment                                0.00
                  Class B Principal Payment                                0.00
                  Class C Principal Payment                                0.00
                           Total

(ii)     Amount of the distribution allocable to the interest on the Notes

                  Class A Note Interest Requirement                 4,717,500.00
                  Class B Note Interest Requirement                   279,708.54
                  Class C Note Interest Requirement                   202,328.50
                           Total                                    5,199,537.04

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

                  Class A Note Interest Requirement                      5.55000
                  Class B Note Interest Requirement                      5.79167
                  Class C Note Interest Requirement                      2.99236

(iii)   Aggregate Outstanding Principal Balance of the Notes
                  Class A Note Principal Balance                     850,000,000
                  Class B Note Principal Balance                      48,295,000
                  Class C Note Principal Balance                      67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            28,977,300.00

(v)     Required Owner Trust Spread Account Amount                 28,977,300.00


                                                       By:
                                                              ------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                                Distribution Date: 11/15/01

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes


             Class A Note Interest Requirement                      1,740,520.83
             Class B Note Interest Requirement                        154,730.90
             Class C Note Interest Requirement                        225,233.97
                       Total                                        2,120,485.71

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes


             Class A Note Interest Requirement                           2.32069
             Class B Note Interest Requirement                           2.47569
             Class C Note Interest Requirement                           2.80292

(iii)   Aggregate Outstanding Principal Balance of the Notes


             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                                       By:
                                                              ------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                               Distribution Date:  11/15/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes


             Class A Note Interest Requirement                      2,034,375.00
             Class B Note Interest Requirement                        181,802.08
             Class C Note Interest Requirement                        266,130.65
                       Total                                        2,482,307.73

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Note Interest Requirement                           2.26042
             Class B Note Interest Requirement                           2.42403
             Class C Note Interest Requirement                           2.75986

(iii)   Aggregate Outstanding Principal Balance of the Notes

             Class A Note Principal Balance                          900,000,000
             Class B Note Principal Balance                           75,000,000
             Class C Note Principal Balance                           96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)     Required Owner Trust Spread Account Amount                 10,714,290.00


                                                       By:
                                                              ------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3



Section 7.3 Indenture                               Distribution Date:  11/15/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes

             Class A Note Interest Requirement                      1,714,687.50
             Class B Note Interest Requirement                        154,730.90
             Class C Note Interest Requirement                        223,158.09
                       Total                                        2,092,576.49

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes


             Class A Note Interest Requirement                           2.28625
             Class B Note Interest Requirement                           2.47569
             Class C Note Interest Requirement                           2.77708

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


                                                       By:
                                                              ------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                               Distribution Date:  11/15/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes

             Class A Note Interest Requirement                      1,638,530.83
             Class B Note Interest Requirement                        149,865.63
             Class C Note Interest Requirement                        222,328.13
                       Total                                        2,010,724.58

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Note Interest Requirement                           2.29486
             Class B Note Interest Requirement                           2.51875
             Class C Note Interest Requirement                           2.90625

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        714,000,000
               Class B Note Principal Balance                         59,500,000
               Class C Note Principal Balance                         76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00


                                                       By:
                                                              ------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                                Distribution Date: 11/15/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes

             Class A Note Interest Requirement                      1,138,819.44
             Class B Note Interest Requirement                        103,511.08
             Class C Note Interest Requirement                        158,000.20
                       Total                                        1,400,330.72

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Note Interest Requirement                           2.27764
             Class B Note Interest Requirement                           2.48431
             Class C Note Interest Requirement                           2.94931

(iii)   Aggregate Outstanding Principal Balance of the Notes

             Class A Note Principal Balance                          500,000,000
             Class B Note Principal Balance                           41,666,000
             Class C Note Principal Balance                           53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)     Required Owner Trust Spread Account Amount                  5,952,380.00

                                                       By:
                                                              ------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                               Distribution Date:  11/15/01
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes

             Class A Note Interest Requirement                      1,675,937.50
             Class B Note Interest Requirement                        154,192.71
             Class C Note Interest Requirement                        233,537.53
                       Total                                        2,063,667.74

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Note Interest Requirement                           2.23458
             Class B Note Interest Requirement                           2.46708
             Class C Note Interest Requirement                           2.90625

(iii)   Aggregate Outstanding Principal Balance of the Notes

             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                                       By:
                                                              ------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                               Distribution Date:  11/15/01
--------------------------------------------------------------------------------

(I)     Amount of Net Swap Payment                                          0.00
        Amount of Net Swap Receipt                                  1,933,673.00

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes

             Class A Note Interest                                  3,850,000.00
             Class B Note Interest                                    175,106.94
             Class C Note Interest                                    265,437.50
                       Total                                        4,290,544.44

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Note Interest                                       4.58333
             Class B Note Interest                                       2.50153
             Class C Note Interest                                       2.94931

(iv)    Aggregate Outstanding Principal Balance of the Notes

             Class A Note Principal Balance                          840,000,000
             Class B Note Principal Balance                           70,000,000
             Class C Note Principal Balance                           90,000,000

(v)     Amount on deposit in Owner Trust Spread Account            15,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 15,000,000.00

                                                       By:
                                                              ------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President